Exhibit 99.2

FINANCIAL SUPPLEMENT

SECOND QUARTER 2016

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Operating Income to Net Income	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

Prior periods were restated for the effect of the Company’s adoption of ASC Update No 2015-03, (Subtopic 835-30) Interest - Imputation of Interest: Simplify the Presentation of Debt Issuance Costs, on the Balance Sheet and Income Statement.

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk and war business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation, refuellers, aviation products and satellite.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products. The Company exited this business effective June 30, 2015.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Jun-YTD 2015	Jun-YTD 2016
PREMIUMS
Gross premiums written	$1,434.5	$1,379.7	$1,174.3	$1,375.0	$1,402.0	$2,890.5	$2,777.0
Net premiums written (1)	1,293.4	1,199.6	1,046.1	1,144.3	1,221.6	2,508.5	2,365.9
Net premiums earned	1,205.8	1,150.1	1,137.9	1,151.3	1,145.5	2,416.8	2,296.8

EARNINGS
Operating income before interest and taxes	$119.5	$122.6	$123.6	$120.4	$94.7	$219.9	$215.1
Operating income after taxes	70.4	72.2	80.3	71.5	54.0	127.5	125.5
Income from continuing operations	120.9	77.2	77.8	78.1	1.9	175.8	80.0
Net income	120.7	78.3	77.6	78.2	2.0	175.6	80.2

PER SHARE DATA (DILUTED)
Operating income after taxes	$1.56	$1.61	$1.82	$1.64	$1.24	$2.83	$2.89
Income from continuing operations	2.69	1.72	1.76	1.79	0.04	3.90	1.84
Net income	2.68	1.74	1.76	1.80	0.05	3.90	1.84

Weighted average shares outstanding	45.0	44.9	44.1	43.5	43.4	45.1	43.5

BALANCE SHEET

(In millions, except per share data)	June 30 2015	September 30 2015	December 31 2015	March 31 2016	June 30 2016
Total assets	$14,134.6	$14,031.2	$13,781.2	$14,027.7	$14,163.6
Total loss and loss adjustment expense reserves	6,591.3	6,606.3	6,574.4	6,722.3	6,778.0
Total shareholders’ equity	2,908.5	2,877.5	2,844.4	2,957.0	3,009.7
Total shareholders’ equity, excluding net unrealized appreciation depreciation on investments and derivative instruments, net of tax (2)	2,675.5	2,679.6	2,694.5	2,710.6	2,686.2

U.S. Property and Casualty Companies
Statutory surplus	$2,126.6	$2,129.4	$2,192.8	$2,276.7	$2,152.6
Premium to surplus ratio	1.72:1	1.74:1	1.70:1	1.65:1	1.76:1

Book value per share	$66.28	$66.55	$66.21	$69.30	$70.58
Book value per share, excluding net unrealized appreciation depreciation on investments and derivative instruments, net of tax (2)	$60.96	$61.97	$62.72	$63.52	$62.99
Tangible book value per share (total book value excluding goodwill and intangibles)	$59.79	$60.05	$59.58	$62.70	$64.11
Shares outstanding	43.9	43.2	43.0	42.7	42.7

Total debt/equity	28.4%	27.9%	28.2%	27.2%	26.5%
Total debt/total capital	22.1%	21.8%	22.0%	21.4%	21.0%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.
(2)	The calculation of this measure has been updated, including prior periods, to include all values contained within the caption of net unrealized appreciation (depreciation) on investments and derivative instruments, net of tax, as reported in the consolidated statements of shareholders’ equity in THG’s Form 10Q and Form 10K.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended June 30			Six Months ended June 30
(In millions)	2016	2015	% Change	2016	2015	% Change

REVENUES
Premiums earned	$1,145.5	$1,205.8	(5.0)	$2,296.8	$2,416.8	(5.0)
Net investment income	69.1	70.7	(2.3)	137.4	140.8	(2.4)
Net realized investment (losses) gains	(0.7)	12.6	(105.6)	0.8	22.0	(96.4)
Fees and other income	8.1	8.0	1.3	14.6	16.2	(9.9)

Total revenues	1,222.0	1,297.1	(5.8)	2,449.6	2,595.8	(5.6)

LOSSES AND EXPENSES
Losses and loss adjustment expenses	729.7	744.9	(2.0)	1,429.3	1,518.0	(5.8)
Amortization of deferred acquisition costs	254.4	262.0	(2.9)	513.5	522.6	(1.7)
Interest expense	15.6	15.0	4.0	30.3	31.1	(2.6)
Gain on disposal of U.K. motor business	(0.4)	(37.7)	N/M	(1.2)	(37.7)	N/M
Net loss from repayment of debt	86.1	1.8	N/M	86.1	18.5	N/M
Other operating expenses	143.7	158.5	(9.3)	290.6	313.7	(7.4)

Total losses and expenses	1,229.1	1,144.5	7.4	2,348.6	2,366.2	(0.7)

Income (loss) from continuing operations before income taxes	(7.1)	152.6	(104.7)	101.0	229.6	(56.0)
Income tax (benefit) expense	(9.0)	31.7	(128.4)	21.0	53.8	(61.0)

Income from continuing operations	1.9	120.9	(98.4)	80.0	175.8	(54.5)
Discontinued operations	0.1	(0.2)	N/M	0.2	(0.2)	N/M

Net income	$2.0	$120.7	(98.3)	$80.2	$175.6	(54.3)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2016	December 31 2015	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,842.8 and $6,934.0)	$7,142.0	$6,983.4	2.3
Equity securities, at fair value (cost of $507.8 and $528.5)	582.7	576.6	1.1
Other investments	454.8	393.4	15.6

Total investments	8,179.5	7,953.4	2.8

Cash and cash equivalents	361.6	338.8	6.7
Accrued investment income	60.6	62.9	(3.7)
Premiums and accounts receivable, net	1,509.8	1,391.7	8.5
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,688.1	2,635.0	2.0
Deferred acquisition costs	522.5	508.8	2.7
Deferred income taxes	50.4	137.9	(63.5)
Goodwill	185.2	186.0	(0.4)
Other assets	525.7	483.7	8.7
Assets of discontinued operations	80.2	83.0	(3.4)

Total assets	$14,163.6	$13,781.2	2.8

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,778.0	$6,574.4	3.1
Unearned premiums	2,620.5	2,540.8	3.1
Expenses and taxes payable	594.0	724.9	(18.1)
Reinsurance premiums payable	274.7	205.2	33.9
Debt	797.8	803.1	(0.7)
Liabilities of discontinued operations	88.9	88.4	0.6

Total liabilities	11,153.9	10,936.8	2.0

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,835.2	1,833.5	0.1
Accumulated other comprehensive income	229.4	53.9	325.6
Retained earnings	1,841.5	1,803.5	2.1
Treasury stock at cost (17.8 and 17.5 million shares)	(897.0)	(847.1)	5.9

Total shareholders’ equity	3,009.7	2,844.4	5.8

Total liabilities and shareholders’ equity	$14,163.6	$13,781.2	2.8

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended June 30

	2016					2015
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$662.9	$416.6	$322.5	$—	$1,402.0	$642.7	$401.8	$390.0	$—	$1,434.5

Net premiums written (1)	$579.9	$395.3	$246.4	$—	$1,221.6	$569.1	$378.3	$346.0	$—	$1,293.4

Net premiums earned	$574.7	$364.7	$206.1	$—	$1,145.5	$557.0	$356.7	$292.1	$—	$1,205.8
Losses and LAE:
Current accident year, excluding catastrophe losses	312.9	221.2	129.6	—	663.7	317.2	222.8	186.9	0.1	727.0
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	22.1	0.9	(8.3)	0.3	15.0	6.0	(1.9)	(33.0)	0.3	(28.6)
Current accident year catastrophe losses	26.6	9.7	26.0	—	62.3	23.8	16.4	7.0	—	47.2
Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)	1.5	(12.1)	—	(11.3)	(0.6)	4.5	(4.6)	—	(0.7)

Total losses and LAE	360.9	233.3	135.2	0.3	729.7	346.4	241.8	156.3	0.4	744.9
Amortization of deferred acquisition costs and other underwriting expenses	208.7	102.1	77.4	0.3	388.5	202.1	101.9	108.3	0.3	412.6

GAAP underwriting profit (loss)	5.1	29.3	(6.5)	(0.6)	27.3	8.5	13.0	27.5	(0.7)	48.3
Net investment income	39.1	17.1	11.3	1.6	69.1	39.4	18.3	12.0	1.0	70.7
Other income	2.3	2.7	2.4	0.7	8.1	2.4	2.7	2.2	0.7	8.0
Other operating expenses	(2.5)	(1.7)	(1.7)	(3.9)	(9.8)	(2.1)	(1.9)	0.3	(3.8)	(7.5)

Operating income (loss) before income taxes	$44.0	$47.4	$5.5	$(2.2)	$94.7	$48.2	$32.1	$42.0	$(2.8)	$119.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	54.5%	60.7%	62.9%	N/M	57.9%	56.9%	62.4%	64.0%	N/M	60.3%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.8%	0.2%	(4.0)%	N/M	1.3%	1.1%	(0.5)%	(11.3)%	N/M	(2.4)%
Current accident year catastrophe losses	4.6%	2.7%	12.6%	N/M	5.5%	4.3%	4.6%	2.4%	N/M	3.9%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.4%	(5.9)%	N/M	(1.0)%	(0.1)%	1.3%	(1.6)%	N/M	—

Total loss and LAE ratio	62.8%	64.0%	65.6%	N/M	63.7%	62.2%	67.8%	53.5%	N/M	61.8%
Expense ratio	36.1%	27.3%	37.6%	N/M	33.6%	36.1%	27.9%	37.1%	N/M	33.9%

Combined ratio	98.9%	91.3%	103.2%	N/M	97.3%	98.3%	95.7%	90.6%	N/M	95.7%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Six Months ended June 30

	2016					2015
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$1,343.0	$773.4	$660.6	$—	$2,777.0	$1,298.9	$750.9	$840.7	$—	$2,890.5

Net premiums written (1)	$1,184.2	$732.3	$449.4	$—	$2,365.9	$1,151.0	$704.7	$652.8	$—	$2,508.5

Net premiums earned	$1,146.1	$723.3	$427.4	$—	$2,296.8	$1,103.2	$709.6	$604.0	$—	$2,416.8
Losses and LAE:
Current accident year, excluding catastrophe losses	633.7	436.9	271.5	—	1,342.1	635.9	448.8	378.2	0.1	1,463.0
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	42.2	0.2	(38.0)	0.6	5.0	6.9	(4.1)	(57.2)	0.6	(53.8)
Current accident year catastrophe losses	45.8	20.2	36.2	—	102.2	63.2	39.3	10.2	—	112.7
Prior accident year unfavorable (favorable) catastrophe loss development	(1.0)	2.8	(21.8)	—	(20.0)	(6.1)	7.1	(4.9)	—	(3.9)

Total losses and LAE	720.7	460.1	247.9	0.6	1,429.3	699.9	491.1	326.3	0.7	1,518.0
Amortization of deferred acquisition costs and other underwriting expenses	416.6	205.3	163.5	0.7	786.1	400.7	202.1	214.6	0.7	818.1

GAAP underwriting profit (loss)	8.8	57.9	16.0	(1.3)	81.4	2.6	16.4	63.1	(1.4)	80.7
Net investment income	78.5	34.5	22.0	2.4	137.4	78.0	36.2	24.3	2.3	140.8
Other income	4.2	5.5	3.5	1.4	14.6	4.3	5.9	4.5	1.5	16.2
Other operating expenses	(4.8)	(3.4)	(2.3)	(7.8)	(18.3)	(5.5)	(4.1)	(0.7)	(7.5)	(17.8)

Operating income (loss) before income taxes	$86.7	$94.5	$39.2	$(5.3)	$215.1	$79.4	$54.4	$91.2	$(5.1)	$219.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	55.2%	60.4%	63.5%	N/M	58.5%	57.6%	63.3%	62.7%	N/M	60.5%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.7%	—	(8.9)%	N/M	0.2%	0.6%	(0.6)%	(9.5)%	N/M	(2.2)%
Current accident year catastrophe losses	4.0%	2.8%	8.5%	N/M	4.5%	5.8%	5.5%	1.7%	N/M	4.7%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.4%	(5.1)%	N/M	(0.9)%	(0.6)%	1.0%	(0.8)%	N/M	(0.2)%

Total loss and LAE ratio	62.8%	63.6%	58.0%	N/M	62.3%	63.4%	69.2%	54.1%	N/M	62.8%
Expense ratio	36.2%	27.7%	38.3%	N/M	33.9%	36.2%	27.8%	35.5%	N/M	33.6%

Combined ratio	99.0%	91.3%	96.3%	N/M	96.2%	99.6%	97.0%	89.6%	N/M	96.4%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Jun-YTD 2015	Jun-YTD 2016
Gross premiums written	$1,434.5	$1,379.7	$1,174.3	$1,375.0	$1,402.0	$2,890.5	$2,777.0

Net premiums written (1)	$1,293.4	$1,199.6	$1,046.1	$1,144.3	$1,221.6	$2,508.5	$2,365.9

Net premiums earned	$1,205.8	$1,150.1	$1,137.9	$1,151.3	$1,145.5	$2,416.8	$2,296.8
Losses and LAE:
Current accident year, excluding catastrophe losses	727.0	667.3	666.8	678.4	663.7	1,463.0	1,342.1
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(28.6)	(22.4)	(18.1)	(10.0)	15.0	(53.8)	5.0
Current accident year catastrophe losses	47.2	58.2	32.2	39.9	62.3	112.7	102.2
Prior accident year favorable catastrophe loss development	(0.7)	(12.4)	(5.5)	(8.7)	(11.3)	(3.9)	(20.0)

Total losses and LAE	744.9	690.7	675.4	699.6	729.7	1,518.0	1,429.3
Amortization of deferred acquisition costs and other underwriting expenses	412.6	404.5	409.2	397.6	388.5	818.1	786.1

GAAP underwriting profit	$48.3	$54.9	$53.3	$54.1	$27.3	$80.7	$81.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.3%	58.0%	58.7%	59.0%	57.9%	60.5%	58.5%
Prior accident year reserve unfavorable (favorable) development, excluding catastrophe losses	(2.4)%	(1.9)%	(1.6)%	(0.9)%	1.3%	(2.2)%	0.2%
Current accident year catastrophe losses	3.9%	5.1%	2.8%	3.5%	5.5%	4.7%	4.5%
Prior accident year favorable catastrophe loss development	—	(1.1)%	(0.5)%	(0.8)%	(1.0)%	(0.2)%	(0.9)%

Total loss and LAE ratio	61.8%	60.1%	59.4%	60.8%	63.7%	62.8%	62.3%
Expense ratio	33.9%	34.8%	35.6%	34.2%	33.6%	33.6%	33.9%

Combined ratio	95.7%	94.9%	95.0%	95.0%	97.3%	96.4%	96.2%

Combined ratio, excluding catastrophe losses	91.8%	90.9%	92.7%	92.3%	92.8%	91.9%	92.6%

Current accident year combined ratio, excluding catastrophe losses	94.2%	92.8%	94.3%	93.2%	91.5%	94.1%	92.4%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended June 30

	2016					2015
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$191.6	$78.0	$66.7	$243.6	$579.9	$182.7	$76.8	$62.1	$247.5	$569.1

Net premiums earned	$191.6	$76.3	$67.9	$238.9	$574.7	$180.4	$76.1	$65.9	$234.6	$557.0
Losses and LAE:
Current accident year, excluding catastrophe losses	89.8	52.7	46.5	123.9	312.9	91.0	53.7	45.7	126.8	317.2
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	13.9	4.2	(6.5)	10.5	22.1	1.3	1.8	(2.3)	5.2	6.0
Current accident year catastrophe losses	17.6	0.4	—	8.6	26.6	13.1	0.9	—	9.8	23.8
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)	—	—	(0.6)	(0.7)	(1.3)	—	—	0.7	(0.6)

Total losses and LAE	121.2	57.3	40.0	142.4	360.9	104.1	56.4	43.4	142.5	346.4
Amortization of deferred acquisition costs and other underwriting expenses					208.7					202.1

GAAP underwriting profit					5.1					8.5
Net investment income					39.1					39.4
Other income					2.3					2.4
Other operating expenses					(2.5)					(2.1)

Operating income before income taxes					$44.0					$48.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	46.9%	69.1%	68.6%	51.9%	54.5%	50.5%	70.5%	69.4%	54.0%	56.9%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	7.3%	5.5%	(9.6)%	4.4%	3.8%	0.7%	2.4%	(3.5)%	2.2%	1.1%
Current accident year catastrophe losses	9.2%	0.5%	—	3.6%	4.6%	7.2%	1.2%	—	4.2%	4.3%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	—	—	(0.3)%	(0.1)%	(0.7)%	—	—	0.3%	(0.1)%

Total loss and LAE ratio	63.3%	75.1%	59.0%	59.6%	62.8%	57.7%	74.1%	65.9%	60.7%	62.2%
Expense ratio					36.1%					36.1%

Combined ratio					98.9%					98.3%

Change in policies in force	5.2%	(3.2)%	(3.0)%	4.1%	2.6%	6.0%	(3.8)%	(2.8)%	5.5%	3.3%
Retention	85.9%	79.8%	79.3%	N/M	83.5%	85.7%	80.8%	77.4%	N/M	83.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Six Months ended June 30

	2016					2015
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$389.6	$157.2	$148.8	$488.6	$1,184.2	$368.5	$155.9	$141.5	$485.1	$1,151.0

Net premiums earned	$379.6	$152.5	$134.5	$479.5	$1,146.1	$358.6	$152.3	$131.9	$460.4	$1,103.2
Losses and LAE:
Current accident year, excluding catastrophe losses	184.0	106.5	90.7	252.5	633.7	187.1	108.7	90.5	249.6	635.9
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	21.4	7.2	(10.9)	24.5	42.2	0.2	4.8	(6.7)	8.6	6.9
Current accident year catastrophe losses	31.4	0.9	—	13.5	45.8	42.9	0.9	—	19.4	63.2
Prior accident year unfavorable (favorable) catastrophe loss development	(1.9)	—	—	0.9	(1.0)	(6.6)	(0.1)	—	0.6	(6.1)

Total losses and LAE	234.9	114.6	79.8	291.4	720.7	223.6	114.3	83.8	278.2	699.9
Amortization of deferred acquisition costs and other underwriting expenses					416.6					400.7

GAAP underwriting profit					8.8					2.6
Net investment income					78.5					78.0
Other income					4.2					4.3
Other operating expenses					(4.8)					(5.5)

Operating income before income taxes					$86.7					$79.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	48.5%	69.9%	67.4%	52.6%	55.2%	52.2%	71.3%	68.6%	54.3%	57.6%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	5.6%	4.7%	(8.1)%	5.1%	3.7%	0.1%	3.2%	(5.1)%	1.9%	0.6%
Current accident year catastrophe losses	8.3%	0.6%	—	2.8%	4.0%	11.9%	0.6%	—	4.2%	5.8%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.5)%	—	—	0.2%	(0.1)%	(1.8)%	(0.1)%	—	0.1%	(0.6)%

Total loss and LAE ratio	61.9%	75.2%	59.3%	60.7%	62.8%	62.4%	75.0%	63.5%	60.5%	63.4%
Expense ratio					36.2%					36.2%

Combined ratio					99.0%					99.6%

Change in policies in force	5.2%	(3.2)%	(3.0)%	4.1%	2.6%	6.0%	(3.8)%	(2.8)%	5.5%	3.3%
Retention	85.9%	79.8%	77.8%	N/M	83.1%	86.0%	81.1%	78.1%	N/M	83.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Jun-YTD 2015	Jun-YTD 2016
Gross premiums written	$642.7	$701.2	$592.4	$680.1	$662.9	$1,298.9	$1,343.0

Net premiums written	$569.1	$617.6	$513.3	$604.3	$579.9	$1,151.0	$1,184.2

Net premiums earned	$557.0	$560.4	$563.4	$571.4	$574.7	$1,103.2	$1,146.1
Losses and LAE:
Current accident year, excluding catastrophe losses	317.2	324.6	330.7	320.8	312.9	635.9	633.7
Prior accident year unfavorable reserve development, excluding catastrophe losses	6.0	11.8	26.5	20.1	22.1	6.9	42.2
Current accident year catastrophe losses	23.8	10.0	13.4	19.2	26.6	63.2	45.8
Prior accident year unfavorable (favorable) catastrophe loss development	(0.6)	3.8	4.4	(0.3)	(0.7)	(6.1)	(1.0)

Total losses and LAE	346.4	350.2	375.0	359.8	360.9	699.9	720.7
Amortization of deferred acquisition costs and other underwriting expenses	202.1	201.9	212.0	207.9	208.7	400.7	416.6

GAAP underwriting profit (loss)	$8.5	$8.3	$(23.6)	$3.7	$5.1	$2.6	$8.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.9%	57.9%	58.7%	56.2%	54.5%	57.6%	55.2%
Prior accident year unfavorable reserve development, excluding catastrophe losses	1.1%	2.1%	4.7%	3.5%	3.8%	0.6%	3.7%
Current accident year catastrophe losses	4.3%	1.8%	2.4%	3.4%	4.6%	5.8%	4.0%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.7%	0.8%	(0.1)%	(0.1)%	(0.6)%	(0.1)%

Total loss and LAE ratio	62.2%	62.5%	66.6%	63.0%	62.8%	63.4%	62.8%
Expense ratio	36.1%	35.8%	37.4%	36.2%	36.1%	36.2%	36.2%

Combined ratio	98.3%	98.3%	104.0%	99.2%	98.9%	99.6%	99.0%

Combined ratio, excluding catastrophe losses	94.1%	95.8%	100.8%	95.9%	94.4%	94.4%	95.1%

Current accident year combined ratio, excluding catastrophe losses	93.0%	93.7%	96.1%	92.4%	90.6%	93.8%	91.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended June 30

	2016				2015
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$245.1	$140.1	$10.1	$395.3	$232.9	$135.1	$10.3	$378.3

Net premiums earned	$226.4	$128.6	$9.7	$364.7	$221.0	$125.9	$9.8	$356.7
Losses and LAE:
Current accident year, excluding catastrophe losses	157.8	59.3	4.1	221.2	153.6	65.6	3.6	222.8
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.3)	0.8	1.4	0.9	(1.8)	—	(0.1)	(1.9)
Current accident year catastrophe losses	1.1	8.5	0.1	9.7	1.0	15.2	0.2	16.4
Prior accident year unfavorable (favorable) catastrophe loss development	(0.2)	1.6	0.1	1.5	—	4.5	—	4.5

Total losses and LAE	157.4	70.2	5.7	233.3	152.8	85.3	3.7	241.8
Amortization of deferred acquisition costs and other underwriting expenses				102.1				101.9

GAAP underwriting profit				29.3				13.0
Net investment income				17.1				18.3
Other income				2.7				2.7
Other operating expenses				(1.7)				(1.9)

Operating income before income taxes				$47.4				$32.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	69.7%	46.1%	42.2%	60.7%	69.4%	52.2%	36.7%	62.4%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.6)%	0.6%	14.4%	0.2%	(0.8)%	—	(1.0)%	(0.5)%
Current accident year catastrophe losses	0.5%	6.7%	1.1%	2.7%	0.5%	12.0%	2.0%	4.6%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	1.2%	1.0%	0.4%	—	3.6%	—	1.3%

Total loss and LAE ratio	69.5%	54.6%	58.7%	64.0%	69.1%	67.8%	37.7%	67.8%
Expense ratio				27.3%				27.9%

Combined ratio				91.3%				95.7%

Change in policies in force	(2.3)%	(0.9)%	(12.4)%	(2.0)%	(1.7)%	(1.8)%	(11.6)%	(2.2)%
Retention	84.2%	82.7%	N/M	83.5%	83.1%	81.7%	N/M	82.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Six Months ended June 30

	2016				2015
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$467.6	$246.5	$18.2	$732.3	$449.2	$237.1	$18.4	$704.7

Net premiums earned	$448.2	$255.9	$19.2	$723.3	$438.8	$251.1	$19.7	$709.6
Losses and LAE:
Current accident year, excluding catastrophe losses	317.2	111.7	8.0	436.9	313.7	127.9	7.2	448.8
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(2.1)	0.8	1.5	0.2	(2.8)	(1.4)	0.1	(4.1)
Current accident year catastrophe losses	1.6	18.4	0.2	20.2	1.1	37.8	0.4	39.3
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)	2.8	0.1	2.8	—	7.1	—	7.1

Total losses and LAE	316.6	133.7	9.8	460.1	312.0	171.4	7.7	491.1
Amortization of deferred acquisition costs and other underwriting expenses				205.3				202.1

GAAP underwriting profit				57.9				16.4
Net investment income				34.5				36.2
Other income				5.5				5.9
Other operating expenses				(3.4)				(4.1)

Operating income before income taxes				$94.5				$54.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	70.8%	43.6%	41.6%	60.4%	71.4%	51.0%	36.6%	63.3%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.5)%	0.3%	7.8%	—	(0.6)%	(0.6)%	0.5%	(0.6)%
Current accident year catastrophe losses	0.3%	7.2%	1.1%	2.8%	0.3%	15.1%	2.0%	5.5%
Prior accident year unfavorable catastrophe loss development	—	1.1%	0.5%	0.4%	—	2.8%	—	1.0%

Total loss and LAE ratio	70.6%	52.2%	51.0%	63.6%	71.1%	68.3%	39.1%	69.2%
Expense ratio				27.7%				27.8%

Combined ratio				91.3%				97.0%

Change in policies in force	(2.3)%	(0.9)%	(12.4)%	(2.0)%	(1.7)%	(1.8)%	(11.6)%	(2.2)%
Retention	84.3%	82.1%	N/M	83.3%	83.8%	80.8%	N/M	82.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions, except percentage data)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Jun-YTD 2015	Jun-YTD 2016
Gross premiums written	$401.8	$403.0	$376.6	$356.8	$416.6	$750.9	$773.4

Net premiums written	$378.3	$383.3	$357.6	$337.0	$395.3	$704.7	$732.3

Net premiums earned	$356.7	$358.6	$358.4	$358.6	$364.7	$709.6	$723.3
Losses and LAE:
Current accident year, excluding catastrophe losses	222.8	219.4	217.6	215.7	221.2	448.8	436.9
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.9)	(2.5)	(13.1)	(0.7)	0.9	(4.1)	0.2
Current accident year catastrophe losses	16.4	18.9	8.5	10.5	9.7	39.3	20.2
Prior accident year unfavorable catastrophe loss development	4.5	1.2	0.8	1.3	1.5	7.1	2.8

Total losses and LAE	241.8	237.0	213.8	226.8	233.3	491.1	460.1
Amortization of deferred acquisition costs and other underwriting expenses	101.9	103.7	106.9	103.2	102.1	202.1	205.3

GAAP underwriting profit	$13.0	$17.9	$37.7	$28.6	$29.3	$16.4	$57.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.4%	61.2%	60.8%	60.2%	60.7%	63.3%	60.4%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.5)%	(0.7)%	(3.7)%	(0.2)%	0.2%	(0.6)%	—
Current accident year catastrophe losses	4.6%	5.3%	2.4%	2.9%	2.7%	5.5%	2.8%
Prior accident year unfavorable catastrophe loss development	1.3%	0.3%	0.2%	0.4%	0.4%	1.0%	0.4%

Total loss and LAE ratio	67.8%	66.1%	59.7%	63.3%	64.0%	69.2%	63.6%
Expense ratio	27.9%	28.1%	29.1%	28.1%	27.3%	27.8%	27.7%

Combined ratio	95.7%	94.2%	88.8%	91.4%	91.3%	97.0%	91.3%

Combined ratio, excluding catastrophe losses	89.8%	88.6%	86.2%	88.1%	88.2%	90.5%	88.1%

Current accident year combined ratio, excluding catastrophe losses	90.3%	89.3%	89.9%	88.3%	88.0%	91.1%	88.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended June 30

	2016					2015
(In millions, except percentage data)	Property	Marine & Aviation	Energy	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$91.4	$85.8	$63.1	$82.2	$322.5	$88.3	$81.8	$68.0	$65.9	$86.0	$390.0

Net premiums written (1)	$61.5	$66.4	$45.1	$73.4	$246.4	$67.7	$69.4	$54.8	$76.7	$77.4	$346.0

Net premiums earned	$36.6	$62.7	$30.6	$76.2	$206.1	$43.0	$69.9	$43.1	$65.2	$70.9	$292.1
Losses and LAE:
Current accident year, excluding catastrophe losses					129.6						186.9
Prior accident year favorable reserve development, excluding catastrophe losses					(8.3)						(33.0)
Current accident year catastrophe losses					26.0						7.0
Prior accident year favorable catastrophe loss development					(12.1)						(4.6)

Total losses and LAE					135.2						156.3
Amortization of deferred acquisition costs and other underwriting expenses					77.4						108.3

GAAP underwriting profit (loss)					(6.5)						27.5
Net investment income					11.3						12.0
Other income					2.4						2.2
Other operating expenses					(1.7)						0.3

Operating income before income taxes					$5.5						$42.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses					62.9%						64.0%
Prior accident year favorable reserve development, excluding catastrophe losses					(4.0)%						(11.3)%
Current accident year catastrophe losses					12.6%						2.4%
Prior accident year favorable catastrophe loss development					(5.9)%						(1.6)%

Total loss and LAE ratio					65.6%						53.5%
Expense ratio					37.6%						37.1%

Combined ratio					103.2%						90.6%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Six Months ended June 30

	2016					2015
(In millions, except percentage data)	Property	Marine & Aviation	Energy	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total

Gross premiums written	$175.1	$196.2	$102.9	$186.4	$660.6	$180.3	$196.1	$133.8	$139.6	$190.9	$840.7

Net premiums written (1)	$93.1	$138.2	$57.4	$160.7	$449.4	$113.7	$153.8	$85.7	$129.1	$170.5	$652.8

Net premiums earned	$71.1	$128.2	$75.6	$152.5	$427.4	$83.2	$142.8	$98.9	$135.4	$143.7	$604.0
Losses and LAE:
Current accident year, excluding catastrophe losses					271.5						378.2
Prior accident year favorable reserve development, excluding catastrophe losses					(38.0)						(57.2)
Current accident year catastrophe losses					36.2						10.2
Prior accident year favorable catastrophe loss development					(21.8)						(4.9)

Total losses and LAE					247.9						326.3
Amortization of deferred acquisition costs and other underwriting expenses					163.5						214.6

GAAP underwriting profit					16.0						63.1
Net investment income					22.0						24.3
Other income					3.5						4.5
Other operating expenses					(2.3)						(0.7)

Operating income before income taxes					$39.2						$91.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses					63.5%						62.7%
Prior accident year favorable reserve development, excluding catastrophe losses					(8.9)%						(9.5)%
Current accident year catastrophe losses					8.5%						1.7%
Prior accident year favorable catastrophe loss development					(5.1)%						(0.8)%

Total loss and LAE ratio					58.0%						54.1%
Expense ratio					38.3%						35.5%

Combined ratio					96.3%						89.6%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Jun-YTD 2015	Jun-YTD 2016

Gross premiums written	$390.0	$275.5	$205.3	$338.1	$322.5	$840.7	$660.6

Net premiums written (1)	$346.0	$198.7	$175.2	$203.0	$246.4	$652.8	$449.4

Net premiums earned	$292.1	$231.1	$216.1	$221.3	$206.1	$604.0	$427.4
Losses and LAE:
Current accident year, excluding catastrophe losses	186.9	123.3	118.5	141.9	129.6	378.2	271.5
Prior accident year favorable reserve development, excluding catastrophe losses	(33.0)	(32.1)	(30.8)	(29.7)	(8.3)	(57.2)	(38.0)
Current accident year catastrophe losses	7.0	29.2	10.3	10.2	26.0	10.2	36.2
Prior accident year favorable catastrophe loss development	(4.6)	(17.3)	(10.7)	(9.7)	(12.1)	(4.9)	(21.8)

Total losses and LAE	156.3	103.1	87.3	112.7	135.2	326.3	247.9
Amortization of deferred acquisition costs and other underwriting expenses	108.3	98.4	90.0	86.1	77.4	214.6	163.5

GAAP underwriting profit (loss)	$27.5	$29.6	$38.8	$22.5	$(6.5)	$63.1	$16.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.0%	53.4%	54.9%	64.1%	62.9%	62.7%	63.5%
Prior accident year favorable reserve development, excluding catastrophe losses	(11.3)%	(13.9)%	(14.3)%	(13.4)%	(4.0)%	(9.5)%	(8.9)%
Current accident year catastrophe losses	2.4%	12.6%	4.8%	4.6%	12.6%	1.7%	8.5%
Prior accident year favorable catastrophe loss development	(1.6)%	(7.5)%	(5.0)%	(4.4)%	(5.9)%	(0.8)%	(5.1)%

Total loss and LAE ratio	53.5%	44.6%	40.4%	50.9%	65.6%	54.1%	58.0%
Expense ratio	37.1%	42.6%	41.6%	38.9%	37.6%	35.5%	38.3%

Combined ratio	90.6%	87.2%	82.0%	89.8%	103.2%	89.6%	96.3%

Combined ratio, excluding catastrophe losses	89.8%	82.1%	82.2%	89.6%	96.5%	88.7%	92.9%

Current accident year combined ratio, excluding catastrophe losses	101.1%	96.0%	96.5%	103.0%	100.5%	98.2%	101.8%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	YTD 2015	YTD 2016
Net Investment Income

Fixed maturities	$63.6	$62.5	$63.0	$61.1	$61.3	$128.3	$122.4
Equity securities	4.8	4.2	4.6	4.3	4.8	8.7	9.1
Other investments	4.7	4.0	5.2	5.6	5.7	8.9	11.3
Investment expenses	(2.4)	(2.4)	(2.8)	(2.7)	(2.7)	(5.1)	(5.4)

Total	$70.7	$68.3	$70.0	$68.3	$69.1	$140.8	$137.4

Pre-tax Yields

Fixed maturities	3.60%	3.64%	3.63%	3.54%	3.56%	3.61%	3.55%
Total	3.48%	3.45%	3.47%	3.40%	3.39%	3.43%	3.38%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

June 30, 2016

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized During Q2	Change in Net Unrealized YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$364.9	$376.5	4.4%	$11.6	$1.5	$9.6
Foreign government	AA+	229.4	236.6	2.8%	7.2	2.3	6.1
Municipals:
Taxable	AA	972.2	1,042.6	12.2%	70.4	10.9	27.5
Tax exempt	AA	112.4	117.3	1.4%	4.9	1.4	2.0
Corporate:
NAIC 1	A	1,622.2	1,701.6	20.0%	79.4	15.7	47.5
NAIC 2	BBB	1,683.9	1,755.0	20.5%	71.1	33.7	72.5
NAIC 3 and below	B+	422.7	426.1	5.0%	3.4	21.3	42.8

Total corporate	BBB+	3,728.8	3,882.7	45.5%	153.9	70.7	162.8

Asset backed:
Residential mortgage-backed	AA+	849.0	874.2	10.2%	25.2	4.1	16.7
Commercial mortgage-backed	AAA	507.5	532.9	6.2%	25.4	8.5	23.9
Asset-backed	AA+	78.6	79.2	0.9%	0.6	0.3	1.2

Total fixed maturities	A+	6,842.8	7,142.0	83.6%	299.2	99.7	249.8
Equity securities		507.8	582.7	6.8%	74.9	22.7	26.8
Other investments		451.4	454.8	5.4%	3.4	—	—

Total investments		7,802.0	8,179.5	95.8%	377.5	122.4	276.6
Cash and cash equivalents		361.6	361.6	4.2%	—	—	—

Total		$8,163.6	$8,541.1	100.0%	$377.5	$122.4	$276.6

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

June 30, 2016

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,703.0	$4,926.4	69.0%
2	Baa	1,708.6	1,780.1	24.9%
3	Ba	216.9	220.5	3.1%
4	B	195.8	193.5	2.7%
5	Caa and lower	12.8	13.6	0.2%
6	In or near default	5.7	7.9	0.1%

Total fixed maturities		$6,842.8	$7,142.0	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value
0-2 Years	$1,460.2	$1,493.7	20.9%
2-4 Years	2,171.3	2,266.6	31.7%
4-6 Years	1,829.2	1,917.6	26.9%
6-8 Years	1,064.9	1,124.8	15.8%
8-10 Years	258.9	273.6	3.8%
10+ Years	58.3	65.7	0.9%

Total fixed maturities	$6,842.8	$7,142.0	100.0%

Weighted Average Duration	4.02

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

June 30, 2016

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Anheuser-Busch	$31.7	$33.1	0.39%	A-
Bank of America	27.2	28.6	0.33%	BBB+
Morgan Stanley	26.5	26.8	0.31%	BBB+
Glencore Funding	24.8	24.6	0.29%	BBB-
Capital One	24.3	24.9	0.29%	BBB
US Bancorp	24.1	25.2	0.30%	A
Bank of New York Mellon	24.0	25.2	0.30%	A
AbbVie	24.0	24.8	0.29%	A-
PNC Bank	23.6	24.2	0.28%	A-
AT&T	23.6	24.4	0.29%	BBB+

Top 10 Corporate and Municipal Fixed	$253.8	$261.8	3.07%

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended June 30				Six Months ended June 30
	2016		2015		2016		2015
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$44.0		$48.2		$86.7		$79.4
Personal Lines	47.4		32.1		94.5		54.4
Chaucer	5.5		42.0		39.2		91.2
Other	(2.2)		(2.8)		(5.3)		(5.1)

Total	94.7		119.5		215.1		219.9

Interest expense	(15.6)		(15.0)		(30.3)		(31.1)

Operating income before income taxes	79.1	$1.82	104.5	$2.32	184.8	$4.25	188.8	$4.19

Income tax expense on operating income	(25.1)	(0.58)	(34.1)	(0.76)	(59.3)	(1.36)	(61.3)	(1.36)

Operating income after income taxes	54.0	1.24	70.4	1.56	125.5	2.89	127.5	2.83
Gain on disposal of U.K. motor business, net of tax	0.3	0.01	40.3	0.91	0.9	0.02	40.3	0.90
Other non-operating items:
Net realized investment (losses) gains	(0.7)	(0.02)	12.6	0.28	0.8	0.02	22.0	0.49
Loss from repurchase of debt	(86.1)	(1.98)	(1.8)	(0.04)	(86.1)	(1.98)	(18.5)	(0.41)
Other	0.2	—	(0.4)	(0.01)	0.3	—	(0.4)	(0.01)
Income tax benefit on other non-operating items	34.2	0.79	(0.2)	(0.01)	38.6	0.89	4.9	0.10

Income from continuing operations, net of taxes	1.9	0.04	120.9	2.69	80.0	1.84	175.8	3.90

Discontinued operations, net of taxes	0.1	0.01	(0.2)	(0.01)	0.2	—	(0.2)	—

NET INCOME	$2.0	$0.05	$120.7	$2.68	$80.2	$1.84	$175.6	$3.90

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and six months ended June 30, 2016 and 2015 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings Limited

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2016
	Price Range		Dividends
	High	Low	Per Share
March 31	$90.68	$76.90	$0.460
June 30	$91.15	$80.41	$0.460

Quarter Ended	2015
	Price Range		Dividends
	High	Low	Per Share
March 31	$73.35	$68.18	$0.410
June 30	$74.87	$68.57	$0.410
September 30	$82.82	$75.39	$0.410
December 31	$86.58	$77.40	$0.460

INDUSTRY RATINGS AS OF JULY 28, 2016

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Company	A	A	A3
Citizens Insurance Company of America	A	A	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB	Baa3
Subordinated Debentures	bb+	BB+	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http://www.Hanover.com